Exhibit 10.2

CTC MEDIA, INC.

AMENDMENT NO. 1

TO

STOCK OPTION AGREEMENT

This Amendment No. 1 is entered into as of December 18, 2009, by and between CTC Media, Inc., a Delaware corporation (the “Company”), and Alexander E. Rodnyansky (the “Optionee”), for the purpose of amending the Stock Option Agreement, dated as of July 14, 2006 (the “Prior Agreement” and, as amended by this Amendment No. 1, the “Agreement”).  Capitalized terms used herein and otherwise not defined shall have such meanings ascribed thereto in the Prior Agreement.

WHEREAS, pursuant to the Prior Agreement, the Company granted to the Optionee an option (the “Option”) to purchase up to 3,005,704 shares of the Company’s common stock;

WHEREAS, in accordance with the vesting schedule set forth in the Prior Agreement, as of the date hereof the Option is exercisable with respect to 2,755,239 shares of the Company’s common stock (the “Vested Shares”);

WHEREAS, the Optionee has resigned from the Company’s Board of Directors as of the date hereof, and therefore his Service to the Company for the purposes of the Prior Agreement has terminated; and

WHEREAS, in connection with the Settlement Agreement dated as of the date hereof (the “Settlement Agreement”), by and between the Company and the Optionee, and notwithstanding Section 5 of the Prior Agreement, the Company and the Optionee desire to amend the Prior Agreement as set forth below;

NOW, THEREFORE, THE PARTIES HEREBY AGREE AS FOLLOWS:

1.                                       The number of Vested Shares with respect to which the Option is exercisable as of the date hereof is hereby reduced by one-third, such that the Option to purchase 918,413 Vested Shares is hereby forfeited, cancelled and terminated; and the Option shall hereafter be exercisable with respect to 1,836,826 shares of the Company’s common stock (the “Adjusted Vested Shares”) in accordance with the terms of the Agreement.  No additional Option Shares shall vest under the Agreement after the date hereof.

2.                                       Paragraphs (a), (b) and (c) of Section 5 (Cessation of Service) of the Prior Agreement are hereby deleted and shall have no further force or effect after the date of this Amendment No. 1.

3.                                       The Option will remain exercisable with respect to the Adjusted Vested Shares in accordance with the terms of the Agreement for a period of six (6) months after the date hereof.  The Option shall accordingly terminate and cease to be exercisable at 17:00 (Moscow time) on June 18, 2010.

4.                                       Section 10 (Non-Competition and Non-Solicitation; Proprietary Information) of the Prior Agreement is hereby deleted in its entirety and has no further force or effect after the date of this Amendment No. 1.

5.                                       This Amendment No. 1 may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

6.                                       The interpretation, performance and enforcement of this Amendment No. 1 shall be governed by the laws of the State of Delaware without resort to that state’s conflicts-of-law rules.

7.                                       The Agreement remains in full force and effect, except as specifically modified by this Amendment No. 1, and the terms and conditions thereof, as specifically modified by this Amendment No. 1, are hereby ratified and confirmed.

8.                                       The Company represents and warrants that this Amendment No. 1 has been authorized by its Board of Directors and that the person whose signature is affixed hereto is authorized to bind the Company to this Amendment No. 1.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be executed as of the date set forth in the preamble.

CTC MEDIA, INC.

By:	/s/ Anton Kudryashov
Anton Kudryashov
Chief Executive Officer

Optionee:

/s/ Alexander E. Rodnyansky
Alexander E. Rodnyansky

[Signature page to Amendment No. 1 to Stock Option Agreement]